UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 26, 2006

Capstead Mortgage Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-8996	752027937
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8401 North Central Expressway, Suite 800, Dallas, Texas		75225
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-874-2323

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 26, 2006, the Board of Directors of Capstead Mortgage Corporation approved modifications to the Amended and Restated Bylaws of the corporation. A copy of the Bylaws are attached as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1 Amended and Restated Bylaws of Capstead Mortgage Corporation as of
January 26, 2006.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capstead Mortgage Corporation

January 31, 2006	By:	Phillip A. Reinsch

Name: Phillip A. Reinsch
Title: Chief Financial Officer and Senior Vice President

Top of the Form

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Capstead Mortgage Corporation as of January 26, 2006